Investor Presentation November 2017 1 Exhibit 99.1

Forward Looking Statements Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our future financial performance; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; our ability to successfully market and sell our drug candidates in the future as needed; the size and growth of the potential markets for any of our approved drug candidates, and the rate and degree of market acceptance of any of our approved drug candidates; developments and projections relating to our competitors and our industry; our ability to establish collaborations; our expectations regarding the time which we will be an emerging growth company under the JOBS Act; our use of proceeds from this offering; regulatory developments in the U.S. and foreign countries; and other factors that are described more fully in our Annual Report on form 10-K filed with the SEC on March 30, 2017. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

Pieris Investment Opportunity Robust pipeline of a novel class of therapeutics Anticalin® proteins Potentially transformative, wholly owned immuno-oncology (IO) program Tumor-targeted 4-1BB bispecific Validating pharmaceutical partnerships in IO, respiratory and other therapeutic areas $80M in upfront payments in 2017, $4.5B in milestone potential First-in-class, inhaled Anticalin protein targeting IL-4Ra partnered with AstraZeneca Next-generation bi/multispecific IO platform To exploit costimulatory and checkpoint targets Novel inhaled biologics platform Respiratory Immuno-oncology

Pieris has Executed well in 2017 on a Value-Creating Strategy PRS-343 Key Hires PRS-080 PRS-060 Jan Feb May Aug-Oct Nov Dec Announced IO Alliance with Servier PRS-080 Option Deal for Japan+ Announced Respiratory Alliance with AZ Continue to Build out Team, Adding CFO Allan Reine, MD and VP Clinical Ingmar Bruns, MD, PhD First-in-Human Clinical Trial Initiated Phase IIa Multi-Dose Clinical Trial Anticipate First-in-Human Dosing

Anticalin Proteins – A Novel Therapeutic Class Benefits Features Small size (1/8th the size of a mAb) Engineerable scaffold Derived from lipocalins (human epithelial proteins) Engineerable binding pocket No observed immunogenicity to date Potent target engagement Unique bi/multispecifics Inhaled therapeutics

Anticalin Protein-based Drug Candidates can be Tailored to Multiple Formats Building Blocks Anticalin Protein Antibody Fc Pure Anticalin Proteins Potent Multi-target Engagement • Novel Inhaled and Multispecific MoA • Favorable Drug-like Properties Tri’ Mono’ Bi’ Tetra’ Multispecific Fc-Anticalin Proteins PRS-343 PRS-060 Multispecific mAb-Anticalin Proteins

Pipeline Programs 6  n.d. IO Bi/Multispecifics PRS-300’s (Pieris) Bispecific Checkpoints & Costims PRS-332 / Servier Alliance Inhaled Programs PRS-060 (AstraZeneca) AstraZeneca Alliance Hepcidin/Anemia PRS-080 (Pieris/ASKA) Diverse Programs Roche, Sanofi, Daiichi Phase Target / Indication Candidate DISCOVERY PRECLINICAL IND-ENABLING CLINICAL IL-4Ra 4-1BB/HER2 Bispecific PRS-343 (Pieris)

PRS-343, IO Drug Candidate for Solid Tumors 100% Proprietary to Pieris First-in-class 4-1BB and HER2 bispecific to preferentially activate T cells in the tumor microenvironment (TME) Patients with HER2-positive tumors In vivo data demonstrate potent T cell activation in TME while avoiding systemic toxicity; favorable drug-like properties Phase I HER2-positive Patients Q3W dosing Initial safety and efficacy data in 2018 DRUG MARKET DATA STATUS NEXT STEPS

PRS-343 US Market Opportunity Cancer Type Prevalence (US)1 Line of Therapy Line of Therapy Size (%) HER2+ Rate (%) Addressable Population (US) Breast Cancer 3,327,552 3rd Line ~9% 20%2 59,495 Bladder Cancer 696,440 3rd Line ~4% 43%3 10,705 Gastric Cancer 76,829 2nd Line ~23% 22%4 3,942 Uterine (Endometrial) Cancer 710,228 1st Line ~12% 25%5 20,827 Ovarian Cancer 222,060 2nd Line ~32% 7%6 4,278 Additional potential tumor types include e.g. Biliary, NSCLC, Esophageal, Colorectal and Cervical Cancer 1) Surveillance, Epidemiology, and End Results (SEER) Program 2) Schmidt, C. J Natl Cancer Inst. 2010; 3) Krüger, S, et al. Int. J. Cancer. 2002: 4) Yano et al. J Clin Oncol, 2004; 5) Livasy, CA., et al. Gyn Onc. 2006; 6) Tuefferd M, et al., PLoS ONE. 2007 Multi-billion dollar market opportunity in HER2-positive cancers, well over 100K addressable patients in the US alone.

PRS-343 is a First-in-class Bispecific TME-activated Costimulatory Agonist 4-1BB (CD137) – Key Costimulatory Target Marker for tumor-specific T cells in TME Ameliorates T cell exhaustion Critical for T cell expansion Induces anti-tumor cytolytic activity Drives central memory T cell differentiation for sustained response 4-1BB (CD137) Tumor-specific T Cell 4-1BB-targeting Ac HER2-targeting mAb PRS-343 HER2 – Strongly Validated Tumor Target Restricted expression on normal tissue Multiple HER2+ tumors with high-unmet need Breast, Gastric & Bladder; several others Mediates drug mobilization and immune receptor activation within the tumor bed MHC-peptide TcR HER2 Tumor Cell

Concept: Tumor-localized Costimulation with PRS-343 (Bispecific 4-1BB Engager) 4-1BB is activated via high-order clustering Tumor receptor-mediated clustering of bispecifics drives 4-1BB-mediated T cell activation Maintained tumor antigen specificity by T cell receptor may lead to safety advantages Healthy Cell Low HER2 Expression PRS-343 4-1BB T Cell No Clustering & no T cell Activation Tumor Cell High HER2 Expression Clustering & T cell Activation No T cell costimulation in periphery T cell costimulation in TME Tumor-specific T cell

Bispecific Geometry Impacts Immune Synapse, Efficacy 13.4 nm TNFRS (e.g. 4-1BB) TNFRSL (e.g. 4-1BB Ligand) A Varied Immune Synapse... ~15nm C-terminal Heavy chain fusion ~8nm C-terminal Light chain fusion ~5nm N-terminal Light chain fusion N-terminal Heavy chain fusion ~5nm ...But Impacts Efficacy a-CD3 antibody a-CD3 Antibody IL-2 IFN-g T Cell HER2+ Tumor Cell Signal 1 Signal 2 Activation Culture Dish Stand-alone building block affinity Bispecific-based building block affinity ... Does Not Materially Impact Target Engagement... The Natural Immune Synapse Efficacy Experimental Design 4-1BB/HER2 bispecific 4-1BB HER2

PRS-343 Shows Bifunctional Activity – Dose-dependent Tumor Growth Inhibition & CD8(+)TIL Expansion in HER2+ Ovarian Cancer Model PRS-343 shows dose-dependent tumor growth inhibition, which is dominated by anti-HER2 activity PRS-343 leads to strong and dose-dependent lymphocyte infiltration in tumors; monospecific anti-HER2 mAb (IgG4 backbone) lacks this activity Monospecific anti-4-1BB benchmark mAb shows insignificant response compared to isotype control and no significant tumor infiltration of lymphocytes Tumor growth (Median) SK-OV-3 tumor model Incomplete group due to mortality 100µg Isotype Ctrl 100µg PRS-343 100µg Anti-4-1BB CD3 CD45 CD4 CD8 CD3 CD45 CD4 CD8 CD3 CD45 CD4 CD8 hCD4 hCD3 hCD8 Plot TIL phenotyping by IHC TIL frequency (hCD45)

PRS-343 Avoids Unwanted Effect of Peripheral T Cell Activation, Unlike Systemic 4-1BB Agonist mAb Unlike PRS-343, anti-4-1BB benchmark mAb shows accelerated graft-versus-host-disease with significant mortality in line with literature data1 Toxicity observed with mAb likely corresponds to indiscriminate peripheral T cell activation Survival PBMC phenotyping at day 19 % CD45+ of PBMC % CD8+ of CD45+ 1Sanmamed et al., Cancer Res. 2015 Sep 1;75(17):3466-78.

PRS-343 First-in-Patient Clinical Trial Multiple-Ascending Dose Escalation Phase Phase 1 Trial Data-driven Expansion Phase Gastric Bladder Other (….) Enroll HER2+ cancer patients Modified 3+3 design (start with single-pt cohorts) Determine MTD and/or efficacious dose level Informs Expansion Phase First Patient Dosed 3Q17

Beyond Wholly Owned PRS-343... Pieris has Partnered Several IO Bispecifics with Servier while Retaining US Rights Alliance Highlights 5 committed + 3 optional novel IO programs Including PRS-332 (PD-1-based bispecific) Retained co-development and full US commercial rights on PRS-332 and up to 3 additional programs ~$30M upfront, up to ~$1.8B in milestones, up to low double-digit royalties “True Partnership” – equal voice, shared strategic vision and resources Strategic Implications of Partnership Validates Pieris’ unique multispecifics formats and approach Free cash flow extends runway and enables increased investments PRS-343 still 100% Pieris owned Pieris is free to enter into additional IO partnerships Partner Overview France’s second largest pharmaceutical company Deep commitment to R&D with $1B research budget Oncology as one of its core areas, portfolio includes marketed products such as Lonsurf® and Puxuvri®

PRS-060 for Asthma First-in-class inhaled IL-4Ra antagonist Uncontrolled asthma Preclinical in vivo POC for pulmonary delivery; DPI formulability Pieris leading IND-enabling studies and Ph 1 in partnership with AstraZeneca Initiate Ph 1 trial in 4Q17 with clear biomarker strategy to POC DRUG INDICATION DATA STATUS NEXT STEPS

IL-4Ra is the Broadest Established Intervention Point in the Th2 Pathway IL-4 & IL-13 are main Th2 cytokines involved in asthma, both signal via IL-4Ra Anti-IL-4Ra mAb (dupilumab) – best-in-class among late-stage/approved biologics 67% reduction in exacerbations in phase III (high eosinophilic asthma)

PRS-060 is a Localized IL-4Ra Antagonist for Uncontrolled Asthma First inhaled Anticalin protein to potently engage the highly validated asthma target, IL-4Ra Localized target engagement in lung tissue supports a rationale for a convenient, low-dose, low-cost alternative to systemically administered antibodies Preclinical in vivo POC for pulmonary delivery at doses supportive of daily administration 24-hr duration of action at doses feasible for inhalation hIL-13-induced increases in eotaxin gene expression Total and differential cell counts in OVA model Control 48-hr PRS-060 48-hr Lung Histopathology Inhibits the influx of key inflammatory cells both in lavage fluid and lung tissue

PRS-060 has the Potential to Transform the use of Biologics in Uncontrolled Asthma A fraction of uncontrolled asthmatics are currently treated with biologics Uptake of biologics limited by several factors including; inconvenient in-office dosing, high price & biomarker restrictions PRS-060 as an inhaled protein is positioned to overcome these challenges An inhaled IL-4Ra blocker has the potential to become market leader and create new markets Physician preference in administration route in asthma (% of responders citing “preferred” or “most preferred” r.o.a.)* * Primary market research with prescribing physicians by Artisan Healthcare Consulting (on behalf of Pieris) in 2016

Pieris has Partnered PRS-060 and Other Respiratory Programs with AstraZeneca, while Retaining Commercial Rights Alliance Highlights 5 committed novel inhaled Anticalin protein programs Including lead asthma program PRS-060 (IL-4Ra) Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs ~$45M upfront, up to ~$2.1B in milestones, plus double-digit royalties Access to complementary formulation and device know-how for inhaled delivery Strategic Implications of Partnership De-risks and accelerates development of respiratory pipeline High-value opportunity for locally delivered biologics, including potential benefits in cost, convenience, safety and efficacy Ability to forward-integrate into a high-value market beyond IO Partner Overview In 2016, AZ’s respiratory products generated over $4.7 billion in worldwide sales The respiratory portfolio includes 12 marketed products, e.g. franchises such as Symbicort® and Pulmicort® Over 40 year experience in developing medicine for respiratory diseases

PRS-080 for Anemia PEGylated Anticalin protein-based hepcidin antagonist Functional Iron Deficient (FID) Anemia of CKD patients on hemodialysis Well tolerated in patients, dose-dependent PD on serum iron & TSAT and decrease in circulating free hepcidin Option agreement for Japan+ rights with ASKA Pharmaceutical Initiate Phase IIa trial - seek partner for ROW rights after trial DRUG INDICATION DATA STATUS NEXT STEPS 20

PRS-080 Shows Consistent Effects in Healthy Volunteers & CKD5 Patients – Ongoing Ph IIa Study will Evaluate Hemoglobin In both healthy volunteers and CKD5 patients, PRS-080… Was safe and well-tolerated Showed a dose-proportional increase of PK parameters (data not shown) Demonstrated dose-dependent PD effects on serum iron and TSAT Led to an immediate dose-dependent decrease in circulating free Hepcidin (data not shown) Ph IIa trial underway in Germany and Czech Republic Planning 5 QW infusions in ESRD FID anemia patients Two dose cohorts: 4 mg/kg and 8 mg/kg body weigh (4 drug; 2 placebo per cohort) Safety, tolerability hemoglobin (Hb) and reticulocyte concentration of Hb as endpoints If data are positive, Pieris will seek to out-license beyond Japan Serum Iron [µM] Mean Iron Concentrations† Time after start of infusion [hours] Mean TSAT (%)† TSAT (%) Mean TSAT (%) Time after start of infusion [hours] TSAT (%) Mean Iron Concentrations Serum Iron [µM] Ph I SAD in Healthy Volunteers* Ph Ib SAD in CKD5 patients** ** Presented at 54th ERA-EDTA Conference June 2017 N=24 (6 patients per dose cohort, 6 patients on placebo) Presented at 57th ASH Conference December 2015 † Subjects achieving iron response > 34.5 µM (avg. 3 out of 6 subjects / dose cohort)

Financials & Milestones

Financial Highlights – As of September 30, 2017 Cash & Cash Equivalents $89.9M Debt $0.0M YTD Operating Expenditure (as of 9/30) $29.1 Common Shares Outstanding 44.4M

2017 Expected Milestones Cornerstone AstraZeneca alliance incl. PRS-060 and co-marketing PRS-060 first subject dosing 4Q17 Initiate program on additional target within AZ alliance Regional partnership in Japan with ASKA Disclose Phase Ib results Enroll Phase IIa patients and initiate ROW partnering activities Immuno-Oncology Anemia Respiratory Cornerstone Servier alliance incl. PRS-332 and full US rights PRS 343 IND accepted Progress several preclinical-stage, highly differentiated multispecifics

Management and Board Board of Directors Michael Richman CEO, NextCure, Inc. Amplimune, Chiron, MedImmune, Macrogenics Steven Prelack SVP, COO, VetCor Velquest Corp., Galectin Therapeutics, BioVex Group Jean-Pierre Bizzari, M.D. Director Celgene, Servier, Rhone-Poulenc, Sanofi-Aventis Julian Adams, Ph.D. CSO & President Clal BioTech Industries, Ltd., Infinity, Millennium Pharm., LeukoSite Inc. Christopher Kiritsy CEO Arisaph Pharmaceuticals Kos Pharmaceuticals James Geraghty Director Third Rock Ventures, Sanofi, Genzyme, Bain and Company Claude Knopf SVP, Chief Business Officer Stephen Yoder President & CEO Chau Khuong (Chairman) Partner, OrbiMed Advisors Stephen Yoder, J.D. President & CEO Allan Reine, M.D. SVP, Chief Financial Officer Executive Management Team CGI Pharmaceuticals Louis Matis, M.D. SVP, Chief Development Officer

Pieris Investment Opportunity Robust pipeline of a novel class of therapeutics Anticalin® proteins Potentially transformative, wholly owned immuno-oncology (IO) program Tumor-targeted 4-1BB bispecific Validating pharmaceutical partnerships in IO, respiratory and other therapeutic areas $80M in upfront payments in 2017, $4.5B in milestone potential First-in-class, inhaled Anticalin protein targeting IL-4Ra partnered with AstraZeneca Next-generation bi/multispecific IO platform To exploit costimulatory and checkpoint targets Novel inhaled biologics platform Respiratory Immuno-oncology

Pieris Pharmaceuticals, Inc. Corporate HQ: 255 State Street, 9th Floor, Boston, MA 02109, USA Research Hub: Freising, Germany (Munich) info@pieris.com www.pieris.com